Exhibit 99.1

For Immediate Release

SPAR Group, Inc. Reports First Quarter Fiscal 2026 Results

Higher Gross Margins Reflect Strategic Shift to Recurring Merchandising Revenue

Company Reiterates Full-Year Financial Guidance

CHARLOTTE, NC, May 12, 2026 – SPAR Group, Inc. (NASDAQ: SGRP) (“SGRP”, and together with its subsidiaries, “SPAR,” “SPAR Group” or the “Company”), an innovative services company offering comprehensive merchandising and marketing solutions for retailers and brands throughout the United States and Canada, today reported financial results for the period ended March 31, 2026.

William Linnane, President and Chief Executive Officer of SPAR Group, commented, “I am pleased to report that SPAR returned to positive EBITDA and delivered substantially higher gross margins than the prior year. Though revenue was down year-on-year, driven by a decline in our US Remodel business, we were pleased to see growth in our higher margin US merchandising business, and our Canada business. In the first quarter, we accomplished the following milestones:

●	Returned to positive EBITDA
●	Achieved gross margins of 22.3%
●	Intentionally shifted to recurring merchandising revenue driving higher-quality mix
●	Expanded durable, high-retention customer relationships
●	Drove higher U.S. Merchandising revenue up 5%; and Canada revenue up 3%
●	Total Sales declined 10%, driven by the strategic reduction in Remodel activity
●	On a normalized run-rate basis, SG&A declined $1.9 million versus the 2025 quarterly average
●	Setting a target of 25% gross margins over the next 18 - 24 months.

"We have intentionally redesigned our go-to-market strategy to prioritize higher-margin core merchandising. Our partnership with ReposiTrak — combining proprietary technology with our flexible workforce platform to enhance inventory accuracy, reduce out-of-stocks, and improve on-shelf sales — is a strong example of our intent to generate durable, recurring revenue by delivering measurable value to our retail and consumer brand partners. I also believe there are meaningful opportunities to further reduce expenses as we continue to implement efficiencies across the business.”

“Our financial strategy is clear – drive up gross margins, drive down SG&A, and grow top line via recurring revenue streams, all by relentlessly focusing on our core merchandising business. We have clear momentum, and I look forward to reporting further progress as the year unfolds.

"Finally, we were pleased to reach a settlement agreement this month with one of our original co-founders and former CEO, Robert G. Brown. This resolution closes an important chapter for the Company and allows us to move forward with full alignment, constructive engagement, and a singular focus on serving the best interests of our shareholders," concluded Linnane.

Steven Hennen, Chief Financial Officer of SPAR Group, commented, “We remain focused on building a sustainable business model anchored in revenue growth, margin expansion, and disciplined cost control. By maintaining a solid financial framework — particularly through prudent cash and working capital management — we believe we are well-positioned to support planned top-line growth in 2026. Although we delivered positive EBITDA in the quarter, our cash flow from operating activities was affected by higher accounts receivable associated with growth in our merchandising business. While Adjusted EBITDA declined year-over-year, from $1.5 million to $737 thousand, this reflects the intentional revenue mix transition away from lower-margin Remodel activity and a normalization of SG&A; we view the underlying margin trajectory as encouraging and remain on track with our full-year outlook.

Today, we are reiterating our full-year 2026 financial outlook:

●	Net sales in the range of $143 million to $151 million, compared to 2025 Net sales of $136 million for the U.S. and Canada
●	Gross margins of 20.5% to 22.5%, versus 2025 Gross margin of 15.9% for U.S. and Canada
●	Selling, general, and administrative costs, excluding unusual items of $25.5 million to $26.5 million, versus 2025 of $32.2 million

We remain committed to prudent capital allocation, with a clear focus on supporting growth while maintaining a solid balance sheet,” concluded Hennen.

First Quarter 2026 Highlights

●	Net revenues were $30.5 million, down 10.3% year-over-year, comprising U.S. revenues down 11.7% due to lower Remodel work, and Canada revenues up 3.0%.
●	Consolidated Gross Margin was 22.3% of sales, a 90-basis point improvement from 21.4% of sales in the prior year, driven by the mix of services in the U.S.
●

GAAP Net loss attributable to SPAR Group, Inc. was ($553) thousand, or ($0.02) per diluted share, compared to a net income of $462 thousand, or $0.02 per diluted share, in the first quarter of fiscal 2025. Non-GAAP adjusted diluted loss per common share attributable to SPAR Group Inc. was ($0.01) compared to adjusted diluted income per common share attributable to SPAR Group Inc. of $0.02 in the prior year period.

●	Adjusted EBITDA attributable to SPAR Group, Inc. was $737 thousand, compared to the prior year of $1.5 million.

Financial Position as of March 31, 2026

The Company’s financial position as of March 31, 2026, remained solid with positive working capital of $18.0 million, excluding the balance owed on the line of credit and the current portion of the long-term debt. This includes $4.3 million in cash and cash equivalents. For the three months ended March 31, 2026, net cash used by operating activities was $3.9 million, driven by working capital intensity from the acceleration of growth initiatives.

Conference Call Details

A conference call to discuss the Company's first quarter of fiscal 2026 is scheduled for May 12, 2026, at 9:00 a.m. ET. Investors and analysts who wish to participate in the call are invited to dial 1-833-630-1542 (international callers, please dial 1-412-317-1821) approximately 10 minutes prior to the start of the call, and ask to be joined into the SPAR Group call. A live webcast of the conference call will be available in the investor relations section of SPAR Group website, Events and Presentations | SPAR.

A recorded replay of the call will be available shortly after the call concludes and will remain available until May 19, 2026. To access the telephone replay, dial 1-855-669-9658 (international callers, please dial 1-412-317-0088). The access code for the replay is 2891156. A replay of the webcast will also be available within two hours of the conclusion of the call and will remain available on the website, https://investors.sparinc.com/events-and-presentations, for one year.

About SPAR Group, Inc.

SPAR Group is an innovative services company offering comprehensive merchandising, marketing and distribution solutions to retailers and brands throughout the United States and Canada. We provide resources and analytics that improve brand experiences and transform retail spaces. We offer a unique combination of scale and flexibility with a passion for client results that separates us from the competition. For more information, please visit the SPAR Group’s website at http://www.sparinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Press Release (this "Press Release") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. (the "Corporation"' or "SGRP") and its subsidiaries (together with SGRP, "SPAR", "SPAR Group" or the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative or variations of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation may include (without limitation) statements regarding risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): potential or continued revenue growth, gross margin expansion, and continued favorable shift in service mix from remodeling toward merchandising services; continued and new long-standing relationships with retailers, distributors and manufacturers of consumer goods; successful results from merchandising partnerships and relationships with other companies, borrowing, repaying or guarantying the Company's recent unsecured loans or paying interest thereon; issuing the shares of the Corporation's 'Common Stock; the departure in 2025 of various of the Corporation's executives previously reported and the agreements made with them; potential non-compliance with applicable Nasdaq rules regarding minimum bid prices, the filing of periodic financial reports, director independence, holding annual meetings, or other rules; the impact of selling certain of the Corporation's subsidiaries; or any impact resulting from the Risks on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations. The Corporation's forward-looking statements also include (without limitation) statements made in "Business", "Risk Factors", "Cybersecurity", "Legal Proceedings", "Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Controls and Procedures", and "Certain Relationships and Related Transactions, and Director Independence" in the Corporation's Annual Report for 2025 referenced below.

The information contained in this Press Release is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise. For additional information and risk factors that could affect the Company, see the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 2025, as filed on March 31, 2026, by SGRP with the Securities and Exchange Commission (the "SEC"), and SGRP's Proxy Statement for its 2026 Annual Stockholders Meeting, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports and statements as and when filed with the SEC (including the Annual Report, Proxy Statement, Quarterly Reports, and Current Reports, each a "SEC Report").

You should carefully review and consider the Corporation's forward-looking statements (including all Risks and other cautions and uncertainties) and other information made, contained, noted or referenced in or incorporated by reference into this Press Release or any SEC Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, indebtedness, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation, vendors, or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Investor Relations Contact:

Sandy Martin or Phillip Kupper

Three Part Advisors

214-616-2207

smartin@threepa.com; pkupper@threepa.com

Financial Tables Follow

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(unaudited)

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2026	2025

Net revenues	$30,518	$34,041
Cost of revenue	23,706	26,766
Gross profit	6,812	7,275
Selling, general and administrative expense	6,199	5,872
Restructuring costs and severance	245	-
Depreciation and amortization	410	367
Operating (loss) income	(42)	1,036
Interest expense	499	469
Other expenses, net	(16)	(9)
(Loss) income before income tax expense	(525)	576
Income tax expense	28	114
Net (loss) income	$(553)	$462
Basic (loss) earnings per common share	$(0.02)	$0.02
Diluted (loss) earnings per common share	$(0.02)	$0.02
Weighted average common shares – basic	24,130	23,450
Weighted average common shares – diluted	24,130	23,552

SPAR Group, Inc. and Subsidiaries
Geographic Data
(unaudited)
(In thousands)

(In thousands)	Three Months Ended March 31,
	2026	2025
Net Revenues:
United States	$27,262	$30,876
Canada	3,256	3,165
Total net revenue	$30,518	$34,041

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(unaudited)

(In thousands, except share and per share data)

	March 31,	December 31,
	2026	2025
Assets:
Current assets:
Cash and cash equivalents	$4,310	$3,262
Accounts receivable, net	33,877	27,006
Prepaid expenses and other current assets	589	1,168
Total current assets	38,776	31,436
Property and equipment, net	3,843	3,601
Operating lease right-of-use assets, net	4,381	4,861
Goodwill	856	856
Intangible assets, net	675	709
Deferred income taxes	13	18
Other assets	2,483	2,578
Total assets	$51,027	$44,059
Liabilities and equity
Current liabilities:
Accounts payable	$6,507	$9,342
Accrued expenses and other current liabilities	9,770	5,576
Customer incentives and deposits	3,871	1,221
Lines of credit	22,938	20,442
Current portion of long-term debt	500	500
Current portion of operating lease liabilities	636	643
Total current liabilities	44,222	37,724
Operating lease liabilities, less current portion	3,991	4,395
Deferred income taxes	32	34
Long-term debt, net of current portion	2,723	1,284
Total liabilities	50,968	43,437
Commitments and contingencies
Stockholders' equity:
Total stockholders’ equity	59	622
Total liabilities and stockholders’ equity	$51,027	$44,059

SPAR Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(unaudited)

(In thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net (loss) income	$(553)	$462
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	410	382
Amortization of operating lease assets	118	92
Amortization of debt inssuance cost	39	-
Deferred income tax expense	-	102
Share-based compensation	-	27
Changes in operating assets and liabilities:
Accounts receivable	(6,897)	(11,929)
Prepaid expenses and other assets	674	108
Accounts payable	(2,720)	5,071
Operating lease liabilities	(151)	(185)
Accrued expenses, other current liabilities and customer incentives and deposits	5,162	1,826
Net cash used in operating activities	(3,918)	(4,044)

Cash flows from investing activities
Purchases of property and equipment and capitalized software	(503)	(525)
Net cash used in investing activities	(503)	(525)

Cash flows from financing activities
Borrowings under lines of credit	31,508	31,553
Repayments under lines of credit	(28,991)	(27,263)
Proceeds from long-term debt	3,000	-
Net cash provided by financing activities	5,517	4,290

Effect of foreign exchange rate changes on cash and cash equivalents	(48)	-
Net increase (decrease) in cash and cash equivalents	1,048	(279)
Cash and cash equivalents at beginning of year	3,262	18,221
Cash and cash equivalents at end of year	$4,310	$17,942

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP net income attributable to SPAR Group and related per share amounts represents net income attributable to SPAR Group adjusted for the removal of a one-time positive adjustment. Adjusted EBITDA represents net income before, as applicable from time to time, (i) depreciation and amortization of long-lived assets, (ii) interest expense (iii) income tax expense, (iv) Board of Directors incremental compensation expense, (v) restructuring, (vi) impairment, (vii) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations, (viii) and special items as determined by management. These metrics are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. These measures have limitations as analytical tools and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted net income attributable to SPAR Group and per share amounts, and Adjusted EBITDA because management uses these measures as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of these measures may not be comparable to similarly named measures reported by other companies. The following tables present a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to these measures for the periods presented:

SPAR Group, Inc.

Net Income (Loss) attributable to SPAR Group, Inc. to

Adjusted Net Income (Loss) attributable to SPAR Group, Inc. Reconciliation

Diluted income (loss) per share attributable to SPAR Group, Inc. to

Adjusted Diluted income (loss) per share attributable to SPAR Group, Inc. Reconciliation

(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2026	2025
Net (loss) income	$(553)	$462
Adjustments to Consolidated EBITDA (net of taxes)*	279	66
Adjusted Net (loss) income	$(274)	$528

Diluted (loss) income per common share	$(0.02)	$0.02
Adjustments to Consolidated EBITDA per share (net of taxes)	0.01	-
Adjusted Diluted (loss) income per common share	$(0.01)	$0.02

SPAR Group, Inc.

Net Income (Loss) to Consolidated Adjusted EBITDA to

Adjusted EBITDA attributable to SPAR Group, Inc. Reconciliation

(In thousands)

	Three Months Ended
	March 31,
	2026	2025
(Loss) income from continuing operations	$(553)	$462
Depreciation and amortization	410	367
Interest expense	499	469
Income tax expense	28	114
Subtotal of adjustments to Consolidated Net (Loss) Income	937	950
Consolidated EBITDA	384	1,412
Legal costs/settlments - non-recurring	117	-
Share-based compensation	-	27
Restructuring costs and severance	245
Other one-time (income) expenses	(9)	57
Consolidated Adjusted EBITDA	$737	$1,496

Source: SPAR Group, Inc.